EXHIBIT 10.1

LOAN AGREEMENT

This LOAN AGREEMENT (this "Agreement") is made as of March 25, 2011, by and among Remedent, Inc., a Nevada corporation (the "Company"), and Abraham Taff (the "Lender").

WHEREAS, subject to the terms and conditions set forth in this Agreement  the Company desires to borrow from the Lender, and the Lender desires to lend to the Company an aggregate amount of $400,000 pursuant to the terms set forth in this Agreement.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Lender agree as follows:

1.   LOAN AND NOTE.

1.1           Loan.  Subject to the terms and conditions of this Agreement, substantially concurrent with the execution and delivery of this Agreement by the parties hereto, the Lender  agrees to advance to the Company a sum equal to $400,000 which loan shall be evidenced by a Secured Promissory Note in the form attached to this Agreement as Exhibit A (the "Note").  The indebtedness evidenced by the Note shall be secured by the “Collateral” as defined in the Security Agreement by and among the Company and the Lender, in the form attached hereto as Exhibit B (the “Security Agreement”).  This Agreement, the Note and Security Agreement are collectively referred to herein as the “Transaction Documents”).

1.2           The Closing.  Upon confirmation that the other conditions to closing specified herein have been satisfied or duly waived by the Lender, the closing of the loan shall take place at the offices of the Company, or at such other time and place as the Company and the Lender mutually agree upon (which time and place are referred to as the "Closing"). At the Closing, the Lender shall have delivered to the Company a loan in the amount set forth below such Lender's name on the signature page (the “Principal Amount”) , by (a) (i) a check payable to the Company's order, (ii) wire transfer of funds to the Company, or (iii) any combination of the foregoing, and (b) signed copy of the Transaction Documents.  At the Closing, the Company will deliver to the Lender (A) a duly executed Note in the favor of the Lender for a total amount of $500,000, which represents the total and only indebtedness due to the Lender under and in connection with the Note (the “Total Repayment Amount”), which includes all interest, fees, liquidated damages, liabilities, obligation, debt, costs and expenses due to the Lender by the Company  and (B) signed copy of the Transaction Documents.  In no event shall Lender be entitled to any amounts in excess of $500,000 from the Company, and accordingly Company shall have no liabilities or obligations to the Lender in excess of $500,000.

2.           REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to the Lender that the statements in the following paragraphs of this Section 2 are all true and complete as of immediately prior to the Closing.

2.1           Organization. The Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Nevada, with requisite corporate power and authority to own its properties and conduct its business as presently conducted. The Company is duly qualified to do business as a foreign corporation in good standing in all other U.S. jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries, taken as a whole (hereinafter, a “Material Adverse Effect”).

2.2           Capitalization.  As of the date hereof, the authorized capital stock of the Company consists of: (i) 50,000,000 shares of common stock, par value of $0.001 per share, of the Company (the “Common Stock”), and (ii) 10,000,000 shares of Preferred Stock.  As of December 31, 2010, 19,995,969 shares of Common Stock were issued and outstanding.  As of the date hereof, no shares of Preferred Stock are issued and outstanding, and, other than as disclosed in the SEC Documents (as defined below)  there are no outstanding options, warrants, rights (including conversion or preemptive rights and rights of first refusal), proxy or stockholder agreements, or agreements of any kind for the purchase or acquisition from the Company of any of its equity securities.

2.3           Governmental Consents.  Subject to the accuracy of the Lender’s representations herein, no consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by this Agreement.

2.4           Authorization. This Agreement constitutes, and the other Transaction Documents which constitute agreements of the Company when executed and delivered by the Company will constitute, the Company’s valid and legally binding obligations, enforceable against the Company  in accordance with its terms, except as may be limited by (a) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors' rights generally and (b) the effect of rules of law governing the availability of equitable remedies. The Company  represents and warrants to the Lender that the Company has full power and authority to enter into this Agreement.

2.5           SEC Documents. All statements, reports, schedules, forms and other documents required to have been filed by the Company with the SEC since March 31, 2010 (the “SEC Documents”) have been so filed.  Each of the SEC Documents complied in all material respects with the applicable requirements of the Securities Act or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as the case may be.

2.6           Financial Statements. The financial statements included in the SEC Documents present fairly the financial position of the Company and its consolidated subsidiaries as of the dates shown and their results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with the generally accepted accounting principles in the United States applied on a consistent basis (except as may be indicated in the notes to such financial statements or, in the case of unaudited statements, as permitted by Form 10-Q and Form 8-K of the SEC, and except that the unaudited financial statements were subject to normal and recurring year-end adjustments which were not, or are not reasonably expected to be, individually or in the aggregate, material in amount).

3. REPRESENTATIONS, WARRANTIES AND CERTAIN AGREEMENTS  OF LENDER.  As of the date of the applicable Closing or Additional Closing  in which such Lender purchases a Note,  Lender hereby  represents and warrants to, and agrees with the Company as follows:

3.1           Authorization.  This Agreement constitutes, and the other Transaction Documents which constitute agreements of the Lender when executed and delivered by the Lender will constitute, such Lender's valid and legally binding obligations, enforceable against such Lender in accordance with its terms, except as may be limited by (a) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors' rights generally and (b) the effect of rules of law governing the availability of equitable remedies. The Lender represents and warrants to the Company that such Lender has full power and authority to enter into this Agreement.

3.2           Disclosure of Information. Such Lender has received or has had full access to all the information such Lender considers necessary or appropriate via availability of such information on EDGAR to make an informed investment decision with respect to the Securities.

4.            CONDITIONS TO CLOSING.

4.1           Conditions to Lender’s Obligations. The obligations of the Lender under Section 1 of this Agreement are subject to the fulfillment or waiver, on or before the Closing, of each of the following conditions, the waiver of which shall not be effective against the Lender who does not consent to such waiver, which consent may be given by written, oral or telephone communication to the Company, its counsel or to special counsel to the Lender: (i) each of the representations and warranties of the Company contained in Section 2 shall be true and complete on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing; and (ii) the Company shall have executed and delivered to the Lender a Note, in the form attached hereto as Exhibit A, evidencing the Company's total indebtedness to the Lender for the Total Repayment Amount.

4.2           Condition to Company's Obligations. The obligations of the Company to the  Lender under this Agreement are subject to the fulfillment or waiver on or before the Closing of the following condition by such Lender: (i) each of the representations and warranties of the Lender contained in Section 3 shall be true and complete on the date of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing;  and (ii) the Lender shall have delivered the Principal Amount to the Company.

5.           MISCELLANEOUS.

5.1            Survival and Warranties.  The representations, warranties and covenants of the Company and the Lender contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing, and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of any of the Lender  or the Company, as the case may be.

5.2           Successors and Assigns.  The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties.  Any assignment of the rights and obligations contained herein shall require the consent of both parties.

5.3            Governing Law.  This Agreement shall be governed by and construed under the internal laws of the State of Nevada  as applied to agreements among Nevada  residents entered into and to be performed entirely within Nevada, without reference to principles of conflict of laws or choice of laws.

5.4           Counterparts; Facsimile Signatures.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may be executed and delivered by facsimile, or by email in portable document format (.pdf) and delivery of the signature page by such method will be deemed to have the same effect as if the original signature had been delivered to the other parties.

5.5           Headings; Interpretation. In this Agreement, (i) the meaning of defined terms shall be equally applicable to both the singular and plural forms of the terms defined; (ii) the captions and headings are used only for convenience and are not to be considered in construing or interpreting this Agreement and (iii) the words "including," "includes" and "include" shall be deemed to be  allowed by the words "without limitation". All references in this Agreement to sections, paragraphs, exhibits and schedules shall, unless otherwise provided, refer to sections and paragraphs hereof and exhibits and schedules attached hereto, all of which exhibits and schedules are incorporated herein by this reference.

5.6           Notices. All notices and other communications which may or are required to be given pursuant to any provision of this Agreement shall be in writing and shall be deemed given on (i) the day of delivery if delivered personally or by commercial delivery service, (ii) three business days after mailed by registered or certified mail (return receipt requested), (iii) the second business day if sent by reputable overnight courier, or (iv) the day of delivery if sent via email or facsimile prior to 5:00 p.m. central time (with confirmation of receipt), in each case addressed to the particular party at the addresses set forth below their respective signatures, or at such other address of which any party may, from time to time, advise the other parties by notice in writing given in accordance with the foregoing.

5.7           Amendments and Waivers.  Any term of this Agreement and/or the Note may be amended and the observance of any term of this Agreement and/or the Note may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the  Lender

5.8           Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, then such provision(s) shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

5.9            Usury.  To the extent it may lawfully do so, the Company hereby agrees not to insist upon or plead or in any manner whatsoever claim, and will resist any and all efforts to be compelled to take the benefit or advantage of, usury laws wherever enacted, now or at any time hereafter in force, in connection with any claim, action or proceeding that may be brought by any Lender in order to enforce any right or remedy under any Transaction Document.  Notwithstanding any provision to the contrary contained in any Transaction Document, it is expressly agreed and provided that the total liability of the Company under the Transaction Documents for payments in the nature of interest shall not exceed the maximum lawful rate authorized under applicable law (the “Maximum Rate”), and, without limiting the foregoing, in no event shall any rate of interest or default interest, or both of them, when aggregated with any other sums in the nature of interest that the Company may be obligated to pay under the Transaction Documents exceed such Maximum Rate.  It is agreed that if the maximum contract rate of interest allowed by law and applicable to the Transaction Documents is increased or decreased by statute or any official governmental action subsequent to the date hereof, the new maximum contract rate of interest allowed by law will be the Maximum Rate applicable to the Transaction Documents from the effective date thereof forward, unless such application is precluded by applicable law.  If under any circumstances whatsoever, interest in excess of the Maximum Rate is paid by the Company to any Lender with respect to indebtedness evidenced by the Transaction Documents, such excess shall be applied by such Lender to the unpaid principal balance of any such indebtedness or be refunded to the Company, the manner of handling such excess to be at such Lender’s election.

5.10           Entire Agreement. This Agreement, together with all exhibits and schedules hereto and the other Transaction Documents, constitute the entire agreement and understanding of the parties with respect to the subject matter hereof and supersede any and all prior negotiations, correspondence, agreements, understandings duties or obligations between the parties with respect to the subject matter hereof.

5.11           Further Assurances.  From and after the date of this Agreement, upon the request of the Lender or the Company, the Company and the Lender shall execute and deliver such instruments, documents or other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Loan Agreement to be effective as of the date first above written.

THE COMPANY:

By: /s/ Guy De Vreese
Guy De Vreese, Chief Executive Officer

Address for Notice:
Zuiderlaan I-3 bus 8, 9000
Ghent, Belgium

LENDER:

/s/ Abraham Taff
Abraham Taff

$400,000
Principal Amount

Address for Notice:
5347 Vantage Avenue, #10
Valley Village, Ca 91607

Exhibit A
Secured Promissory Note

Exhibit B
Security Agreement